Short-term borrowings	12 Months Ended
Dec. 31, 2018
Short-term borrowings
Short-term borrowings

15. Short-term borrowings

On November 8, and December 5, 2018, the Group entered into three loan agreements with Bank of Jiangsu Co., Ltd(Beijing Branch), pursuant to which the Group is entitled to borrow a secured RMB denominated loan, with the aggregated principal amount of RMB220,000 with the interest rate of approximately 4.35% and 4.785% for less than one year. The loans are intended for general working capital purposes. As of December 31, 2018, the outstanding balance of the loan was secured by RMB245,565 restricted time deposit of the Group.

On July 12, 2018, the Group entered into a loan agreement with Xiamen International Bank Co., Ltd, pursuant to which the Group is entitled to borrow a secured RMB denominated loan of RMB68,141 with an interest rate of approximately 2.58%. The loan was fully repaid on December 25, 2018.